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                            TICKETMASTER GROUP, INC.

                      WAIVER DATED AS OF APRIL 30, 1996 TO
                                CREDIT AGREEMENT
                          DATED AS OF NOVEMBER 18, 1994


          THIS WAIVER DATED AS OF APRIL 30, 1996 TO CREDIT AGREEMENT dated as of November 18, 1994 (this "Waiver") is entered into by and among TICKETMASTER GROUP, INC. ("Borrower"), the LENDERS named herein ("Lenders"), and WELLS FARGO BANK, NATIONAL ASSOCIATION, as agent for Lenders ("Agent"). Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement referred to below.

                                 R E C I T A L S

          1. Borrower, Lenders and Agent entered into the Credit Agreement dated as of November 18, 1994, as amended (as so amended, the "Credit Agreement");

          2. Subsection 5.3(a) of the Credit Agreement requires that Borrower deliver audited financial statements and other information as soon as available but not later than 90 days after the end of each Fiscal Year;

          3. Borrower and Required Lenders desire to waive Borrower's obligation to comply with subsection 5.3(a) with respect to its Fiscal Year ending on January 31, 1996 for approximately a 45 day period upon the terms and conditions set forth herein;

          NOW, THEREFORE, in consideration of the terms and conditions herein contained, Borrower, Lenders and Agent hereby agree as follows:

SECTION 1.     WAIVER TO SUBSECTION 5.3(a) OF THE CREDIT AGREEMENT

          Subject to the terms and conditions set forth herein, Required Lenders hereby waive for the period through and including June 14, 1996, any Event of Default or Potential Event of Default under subsection 5.3(a) of the Credit Agreement resulting solely from the failure of Borrower to deliver the audited financial statements and other information required to be delivered under subsection 5.3(a), it being understood that (i) Ticketmaster will deliver to the Lenders by May 6, 1996 a "special purpose" combined statement of assets and liabilities of certain companies consisting of Ticketmaster and "Restricted Entities" (as defined in the Credit Agreement) and a related "special purpose" combined statement of revenues and expenses before income taxes for the year ended January 31, 1996,

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excluding a cash flow statement and notes to such statements, and (ii) the waiver contained in this Section 1 shall in all events expire and cease to be of force or effect on the close of business on June 14, 1996.

SECTION 2.     LIMITATION OF WAIVER

          The waiver set forth in Section 1 above shall be limited precisely as written and relates solely to subsection 5.3(a) of the Credit Agreement and nothing in this Waiver shall be deemed to: (1) constitute a waiver, modification or amendment of any other term, provision or condition of the Credit Agreement or any other instrument or agreement referred to therein;
(2) prejudice any right or remedy that Agent or Lenders may now have or may have in the future under or in connection with the Credit Agreement or any other instrument or agreement referred to therein, except as otherwise set forth herein; or (3) create any obligation or agreement on the part of Agent or any Lender to renew or extend the waiver set forth in Section 1 above. Except as expressly set forth herein, the terms, provisions and conditions of the Credit Agreement and the other Loan Documents shall remain in full force and effect and in all other respects are hereby ratified and confirmed.

SECTION 3.     CONDITIONS TO EFFECTIVENESS.

          This Waiver shall become effective as of the date hereof when Agent, on behalf of Lenders, shall have received a counterpart of this Waiver executed by a duly authorized officer of each of Borrower, Agent and Required Lenders.

SECTION 4.     COUNTERPARTS.

          This Waiver may be executed in any number of counterparts, and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

SECTION 5.     GOVERNING LAW.

          This Waiver shall be governed by, and shall be construed and enforced in accordance with, the laws of the State of California.

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          WITNESS, the due execution hereof by the respective duly authorized officers of the undersigned as of the date first written above.

                         BORROWER:

                              TICKETMASTER GROUP, INC., an Illinois corporation



                              By:________________________________
                              Title:_____________________________


                         LENDERS:

                              WELLS FARGO BANK, NATIONAL ASSOCIATION,
                              individually as a Lender and as Agent



                              By:________________________________
                              Title:_____________________________


                              U.S. BANK OF WASHINGTON, N.A.,
                              as a Lender



                              By:________________________________
                              Title:_____________________________


                              FIRST BANK NATIONAL ASSOCIATION,
                              as a Lender



                              By:________________________________
                              Title:_____________________________


                              CITY NATIONAL BANK,
                              as a Lender



                              By:________________________________
                              Title:_____________________________

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                              BANQUE NATIONALE DE PARIS,
                              as a Lender



                              By:________________________________
                              Title:_____________________________


                              THE NIPPON CREDIT BANK, LTD., LOS ANGELES AGENCY, as a Lender



                              By:________________________________
                              Title:_____________________________


                              SEATTLE FIRST NATIONAL BANK,
                              as a Lender



                              By:________________________________
                              Title:_____________________________


                              KREDIETBANK N.V.,
                              as a Lender



                              By:________________________________
                              Title:_____________________________


                              SUMITOMO BANK OF CALIFORNIA,
                              as a Lender



                              By:________________________________
                              Title:_____________________________

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